                                                                 EXHIBIT 10.150


                               LICENSE AGREEMENT

                AGREEMENT made as of this 14th day of July 1987 between COSCELEBRE, INC., a New York corporation having its principal place of business at 415 Madison Avenue, New York, New York 10017, formerly known as HELENA RUBINSTEIN, INC. ("Licensor"); and MEM COMPANY, INC., a New York Corporation having its principal place of business at Northvale, New Jersey 07647 ("Licensee").

                                  WITNESSETH:

                WHEREAS, Licensor is the owner throughout the Territory (as hereinafter defined) of the trademark "HEAVEN SENT" and has the sole right to manufacture, promote, sell, use and distribute cosmetic products bearing such trademark; and

                WHEREAS, Licensee is a manufacturer and distributor of cosmetic products and wishes to produce and sell cosmetics bearing the trademark "HEAVEN SENT"in the Territory, and Licensor is willing to grant a license for such purpose on the following terms and conditions.

                NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, it is agreed:

                1. Definitions. When used in this agreement, unless the context otherwise requires:

                  (a) The term "Licensed Trademark" means the trade name and trademark "HEAVEN SENT" together with the registrations and applications for registration thereof attached hereto as Schedule A;

                  (b) The term "Territory" means the country or countries listed in Schedule A ("Original Countries"), and those additional countries to which in the future this License Agreement shall apply by amendment to this agreement ("Amendment Countries") as set forth in Paragraph 2(e).

1461-103-A-01 4/9/87

                  (c) The term "Licensed Products" means those products set forth in Schedule "B" as it may be amended from time to time bearing the Licensed Trademark, the components, essential oils, and raw materials used in the manufacture and packaging thereof;

                  (d) The term "Net Sales" means the aggregate net selling price by Licensee of the Licensed Products, to an independent third party who is not, directly or indirectly, a subsidiary, affiliate of, or one whose profits are directly or indirectly for the use and benefit of Licensee, less returns, discounts, allowances and applicable taxes on such sales;

                  (e) The term "Contract Year" means a twelve month period commencing January 1 and ending on the next following December 31, except that the first Contract Year hereunder shall commence with the execution and delivery of this agreement and end December 31, of the year of such execution and delivery.

          2.      Grant.

                  (a) Licensor hereby grants to Licensee (i) the sole and exclusive right and perpetual license to use the Licensed Trademark solely on, and in connection with the sale and distribution of, Products in the Territory and (ii) the right and perpetual license to use the Licensed Trademarks solely on, and in connection with the manufacture of, Products in the Territory. Prior to the execution of this agreement, Licensor has terminated all license agreements (without liability to Licensee) with respect to use of the Licensed Trademarks on, and in connection with the sale and distribution of Products in the Territory, except with regard to India, New Zeland and Trinidad and Tobago to which Licensor shall use its best efforts. Licensee shall not use any of the Licensed Trademarks as or as part of its corporate or business name or the name of any business entity which is controlled by Licensee, nor shall Licensee use the name of the Licensor in conjunction with the Licensed Trademarks whether on the


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
Products or in connection with any advertising, promotional materials or otherwise of the Licensed Products.

                (b) Licensee shall have the right to sublicense the manufacture, sale and distribution of Licensed Products conveyed under this agreement in the Territory provided, however, that this provision shall in no way restrict Licensee or its affiliates from manufacturing and marketing the Licensed Products in those countries covered under existing separate licensing agreements. Licensor agrees to execute promptly upon presentation to it of applicable documents to the extent required by the law of any country set forth in Schedule A, with respect to this license for filing if required by said country far exercising the rights granted Licensee herein.

                (c) Licensee shall not affix or use the Licensed Trademark on any cosmetic or toiletry other than the Licensed Products without Licensor's prior written consent.

                (d) Licensee shall use its best efforts to exploit the rights herein granted throughout the Territory and to manufacture and sell the maximum number of Licensed Products consistent with good business practice.

                (e) Licensor shall promptly apply to register the Licensed Trademark in such additional countries as are not covered by any existing license agreement for Heaven Sent as Licensee shall request in writing and at Licensee's sole cost and expense. Any such additional countries shall be included in this agreement by Amendment and shall become an "Amendment Country". Licensee covenants and agrees that unless and until such registration issues in the name of Coscelebre and this agreement is amended to cover such country, Licensee shalt not manufacture or sell or knowingly sell for resale, any products bearing the Licensed Trademark in any such country. Promptly upon issuance of such registration, Licensor and Licensee will enter into an amendment to this agreement to add the issuing country to the Territory.

        3. Ownership of Marks. Licensee recognizes Licensor's ownership of the Licensed Trademark and the goodwill associated with it and covenants it will make no claim which is adverse to Licensor's right, title or interest therein unless Licensor purports to terminate this agreement. All use by Licensee of the Licensed Trademarks shall inure to Licensor's benefit, and Licensee will make no use thereof except as permitted by this agreement.

        4. Trademark Notice. Licensee covenants that it will cause to appear on all Licensed Products, or on the labels, labelling or packaging thereof, and on all material originating with it and used to promote the sale of Licensed Products in the Territory, such trademark notices as may be required by law to protect the Licensor's ownership of the Licensed Trademark.

        5. Quality Control. Licensee covenants that Licensed Products manufactured for or by it and sold in the Territory shall be of a high standard and quality so as to reflect favorably upon the business of both Licensor and Licensee and the good will associated therewith. To effectuate the foregoing:

                  (a) Prior to the time that Licensee shall sell or offer for sale, in the regular course of business, any Licensed Product in the Territory, Licensee shall submit to Licensor, for its approval, samples thereof as well as samples of all materials used to sell or to promote the sale of Licensed Products including, but not limited to, labels, labelling, packaging materials, advertising and other promotional materials. Thereafter, Licensee shall not make any change in such Licensed Product or in such materials used to sell or promote the sale of Licensed Products without first submitting such changes to Licensor and obtaining its approval.

                  (b) Licensor shall have the right, at all times and upon reasonable advance notice to Licensee, to inspect the manufacturing operations of Licensee where Licensed Products are made, and Licensee shall submit to

Licensor, without charge, at reasonable intervals throughout the term of this agreement, a reasonable number of samples of Licensed Products in order that Licensor may satisfy itself that such Licensed Products conform to the samples thereof approved by Licensor.

                 (c) No approval required of Licensor under this paragraph shall be unreasonably withheld or delayed, and any samples of a Licensed Product or materials used to sell or promote the sale of Licensed Products which have not been disapproved in writing within ten business days after receipt thereof shall be deemed to have been approved.

                 (d) Licensee may only change the formula of any of the Licensed Products or add Licensed Products not listed on Schedule B with Licensor's prior written approval.

        6.       Royalties.

        As full consideration for the license and all rights granted under this agreement, Licensee shall pay:

                 (a) a Percentage Royalty in each Contract Year during the term of this agreement equal to 7 1/2% of the Net Sales payable as provided in paragraph 7 below as follows: 71.43% of the Percentage Royalty to Alleghany Pharmacal Corporation, a New York corporation ("Pharmacal"), and 28.57% of such percentage royalty to Licensor. However with respect to Net Sales in any Amendment Countries, MEM shall be credited with Two Thousand Five Hundred Dollars ($2,500) against any Percentage Royalty due with respect to such Net Sales. Any sales made by Licensee to wholesale dealers or retail accounts in any country covered by another licensing agreement or sublicensing agreement with Licensor and/or Pharmacal for ultimate sale in the Territory shall be Net Sales subject to the royalty payable under this agreement and not under such other licensing agreement or sublicensing agreement;

                  (b) upon execution and delivery of this Agreement, a one time payment computed by taking the sum of three thousand five hundred ($3,500) dollars multiplied by the number of Original Countries listed in Schedule A, and upon execution and delivery of each amendment to this agreement adding any Amendment Country to the Territory two thousand five hundred dollars ($2,500), in each case payable as follows: 28.57% to Pharmacal and 71.43% to Licensor.

                  (c) For the purposes of this paragraph and agreement, the countries of India, New Zealand and Trinidad and Tobago shall be defined as Original Countries whenever they are added to the Territory.

        7.      Payment and Reporting of Royalties.

                  (a) The Percentage Royalty payable under Paragraph 6 above, shall be paid annually within forty-five days following the last day of the Contract Year computed on the basis of the Net Sales during such Contract Year at the rate specified in Paragraph 6 above.

                  (b) Licensee shall make written reports to Licensor (with a copy to Pharmacal) at the time each percentage royalty payment is due, showing in detail the number, description and aggregate Net Sales during the preceding contract year. Such written report shall be furnished to Licensor (and Pharmacal) whether or not any Licensed Products have been sold during the period with respect to which such report is due.

                  (c) Licensee also shall submit a written report to Licensor (with a copy to Pharmacal) within thirty days after the date of any termination of this agreement, stating the number, description and aggregate Net Sales of all Licensed Products sold and upon which a percentage royalty not previously reported to Licensor is payable.

         8. Records. Licensee will maintain records showing the Licensed Products sold by it under this agreement, such records to be in sufficient detail to enable the royalties payable to Licensor and Pharmacal to be determined. Licensee will also permit its books and records to be examined, from time to time (but not more frequently than once every six months) and upon reasonable advance notice, to the extent necessary for Licensor and Pharmacal to verify the reports provided for in paragraph 7, such examination to be made at the expense of the party examining the books and records, provided Licensee shall not be obligated to retain records or permit inspection of its books with respect to sales of Licensed Products for a period of more than two years after the date of such sale.

        9. Licensor's Representations and Warranties. Licensor represents and warrants:

                  (a) The execution and delivery of this agreement and the performance by Licensor of the transactions contemplated hereby, hove been duly authorized by all appropriate corporate action;

                  (b) The grant of the rights and license hereby granted does not and will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it is a party;

                  (c) Licensor is the sole owner of the Licensed Trademark, free of any liens and encumbrances; the Licensed Trademark is valid and in force in the Original Countries and will be in any Amendment Country upon execution of the related amendment; the use by Licensee of the Licensed Trademark as contemplated in this agreement will not infringe upon or violate the rights of any other person, firm or corporation.

                  (d) There are no proceedings, claims or actions pending or, to the knowledge of Licensor, threatened, relating to the Licensed Trademark;

                  (e) Licensor is not itself presently manufacturing in the Territory or having manufactured on its behalf by any third party any cosmetic product bearing the Licensed Trademark;

                  (f) Licensor has no inventory of any products bearing the Licensed Trademark in the Territory or intended for sale in the Territory;

                  (g) No third party has the right to ship products bearing the Licensed Trademark into the Territory or to sell or distribute products bearing the Licensed Trademark in the Territory; and

                  (h) There is no agreement or understanding, written or oral, between Licensor and its affiliates on the one hand and Pharmacal and its affiliates on the other hand relating to the manufacture, distribution or sale of products bearing the Licensed Trademark in the Territory, other than an agreement providing solely for the payments to be made to Pharmacal by Licensee pursuant to paragraph 6 of this agreement.

        10. Licensor's Covenants and Agreements. Licensor covenants and agrees:

                  (a) Licensor will not, itself or through any third party, manufacture, use, promote or sell any cosmetic product in the Territory bearing any of the Licensed Trademark and Licensor will use its best efforts and cooperate with Licensee to prevent any third party from doing so;

                  (b) Licensor will refer to Licensee any request or inquiry received from a third party for products bearing the Licensed Trademark intended to be exported outside the Territory; and

                  (c) Licensor shall indemnify Licensee and hold it harmless from and against all claims, actions, suits and proceedings and all loss, liability, damages, costs and expenses incurred in connection therewith (including reasonable attorneys' fees) for which Licensee may become liable or incur or be compelled to pay and arising out of a breach of any of the foregoing representations and warranties. If Licensee is threatened with any claim, action, suit or proceeding based upon an allegation that Licensor has breached any of the representations and warranties set forth in paragraph 9 above, Licensee shall, in lieu of paying any royalties or other sum due or to become due to Licensor (including amounts to be paid to Pharmacal) under this agreement, deposit such royalty or sum in a segregated bank account until such time as such claim, action, suit or proceeding has been settled or finally determined, whereupon Licensee shall deliver to Licensor (and Pharmacal) under this agreement, all funds held in such bank account, less any amounts required to reimburse Licensee in accordance with the indemnity provided in this subparagraph 10(c). If the funds held in such bank account are not sufficient to fully reimburse Licensee as herein provided, Licensee shall retain sufficient royalties to compensate itself to the extent of such additional sums as may be required to fully indemnify Licensee in accordance with the terms and provisions of this subparagraph 10(e).

        11. Licensee's Representations and Warranties. Licensee represents and warrants:

                  (a) The execution and delivery of this agreement and the performance by Licensee of the transactions contemplated hereby have been fully authorized by all appropriate corporate action;

                  (b) The performance by Licensee of any of the terms and conditions of this agreement on its part to be performed will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it is a party; and

                  (c) The Licensed Products, and the manufacture and sale thereof by Licensee, shall comply, in all material respects, with all applicable laws and governmental regulations.

        12. Licensee's Covenants and Agreements. Licensee covenants and agrees:


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
        Licensee shall indemnify Licensor and hold it harmless from and against all claims, actions, suits and proceedings and all loss, liability, damages, costs and expenses incurred in connection therewith (including reasonable attorneys' fees) for which Licensor may become liable or incur or be compelled to pay and arising out of a breach of any of the foregoing representations and warranties.

        13. Licensee's Product Liability Insurance. Licensee covenants and agrees that it shall, throughout the term of this agreement, obtain and keep in full force and effect, product liability insurance with respect to the Licensed Products manufactured or sold in the Territory with policy limits of not less than $500,000 for each occurrence in the aggregate for bodily injury and property damage in a combined single limit. Each such policy of insurance shall name Licensor and Licensee as insureds, and, to the extent obtainable, will constitute an agreement by the insurer that it will not cancel such policy except after ten days' prior written notice to Licensor. Licensee shall deliver to Licensor on request, a certificate of the insurer or other reasonable evidence showing that the insurance required hereunder has been obtained and is in full force and effect.

        14. Maintenance and Protection of Licensor's Trademarks. Licensor covenants and agrees, through the term of this agreement, not to commit any act or otherwise impair its ownership of the Licensed Trademark so it may be used in connection with the manufacture and sale of Licensed Products as contemplated by this agreement. Licensor further covenants and agrees it will use its best efforts to protect the Licensed Trademark from infringement by any other person, firm or corporation in the Territory and in connection therewith, will prosecute promptly and diligently all actions and proceedings which may be necessary or appropriate. Licensee shall have the right, but not the obligation, at its own cost and expense, to participate in all such actions and proceedings by counsel of its choice. All sums recovered as a result of any such action or proceeding shall, after the deduction of the reasonable expenses actually incurred by Licensor in connection therewith, be divided equally between Licensor and Licensee. No settlement of any such action or proceeding shall be made by Licensor without obtaining Licensee's prior approval, and if Licensee should object to such settlement, such settlement shall not be made by Licensor if Licensee assumes the prosecution of such action or proceeding and all expenses thereof. Any sums thereafter recovered shall be divided equally between Licensor and Licensee after deduction of the reasonable expenses actually incurred by Licensee in connection therewith. If Licensor fails to perform any of the covenants or agreements set forth in this agreement, Licensee may, but shall not be obligated to perform such covenants and agreements and deduct all costs and expenses incurred by it in connection therewith from the payment of any royalty or other sums which may become due and owing to Licensor (including amounts to be paid to Pharmacal) under this agreement, and Licensor hereby appoints Licensee as its attorney-in-fact to execute and deliver any and all documents and take any and all action which it may deem necessary or appropriate to perform the aforesaid covenants and agreements upon Licensor's behalf.

        15. Term of License. This agreement and the license hereby granted shall become effective immediately upon the execution and delivery hereof and the payment of the pre-paid royalty with respect to Original Countries provided in paragraph 6(b) of this Agreement and unless terminated as hereinafter provided, shall be perpetual. Notwithstanding any other provisions of this agreement to the contrary, this agreement may be terminated:

        (a) By either party if the other fails punctually and faithfully to observe and perform any of the terms, covenants and conditions on its part to be performed under this agreement and such failure continues for a period of sixty
(60) days after notice thereof to such other party; or


                                      -11-
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        (b) By either party forthwith if the other party becomes insolvent, makes an assignment for the benefit of creditors or commits any act amounting to a business failure or proceedings in bankruptcy or reorganization or for an appointment of a receiver or trustee for or over such party's property ore instituted by or against such party in any court having jurisdiction thereof, and such proceedings be not vacated, set aside or stayed within ninety days thereof, or if such party attempts to extend or enter into a general compromise of its liabilities; or

        (c) By Licensee, with regard to any country in the Territory on thirty days' written notice to Licensor, given within ten days after the end of any Contract Year.

        (d) By either party upon written notice to the other party with regard to any country in the Territory in the event there is no commercially significant business in Licensed Products in such country for a period of five years.

        The rights of termination as herein provided shall be in addition to all other rights and remedies which either party may have to enforce this agreement or to secure damages for the breach thereof, and the exercise of any right of termination as herein provided by either party shall not relieve the other of any of its obligations under this agreement accruing prior to the effective date of termination, including but not limited to, the obligation to pay royalties or to render reports with respect thereto.

        16.     Rights upon Termination.

        (a) Upon termination of this agreement, in any part of or all of the Territory, Licensee shall have the right to sell or otherwise dispose of any Licensed Product and any raw materials and components relating thereto which it may have on hand or in production on the date of such termination, provided all


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
such sales or dispositions shall be completed within one year of the date of termination. All such sales and dispositions shall be subject to the applicable royalty and reporting provisions as herein provided. Except as required in connection with such sales and dispositions, Licensee will in the terminated portion of the Territory discontinue and cease using the Licensed Trademark and cancel, as promptly as possible after termination, all promotional activities relating thereto.

        17. Status of Parties. The status of the parties under this agreement shall be that of independent contractors and nothing herein contained shall constitute a partnership or joint venture between them. Neither party shall have the right to enter into any agreements on behalf of the other nor shall it represent to any person, firm or corporation that it has such right or authority.

        18.     Benefit and Assignment.

        (a) This agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No person, firm or corporation other than the parties and their successors and permitted assigns shall derive any rights or benefits under this agreement.

        (b) Licensee may not assign this agreement without Licensor's prior written consent. Licensor's consent shall not be withheld in the event this agreement is assigned to a subsidiary or division of Licensee or as part of a sale of all or substantially all of Licensee's assets.

        (c) Licensor or Pharmacal may, from time to time, assign this agreement, their rights hereunder and their portion at the royalties or any other sums at any time due or to become due, or at any time owing or payable, by Licensee to Licensor or Pharmacal under paragraph 6 of the provisions hereof. Any such assignment may either be absolute or as collateral security for indebtedness of Licensor or Pharmacal. No such assignee for collateral purposes shall be obligated to perform any duty, covenant or condition required to be performed by Licensor under this agreement, and each of Licensor and Licensee, by its execution hereof, hereby acknowledges and agrees that notwithstanding any such assignment, each and all such covenants, agreements, representations and warranties of Licensor shall survive any such assignment and shall be and remain the sole liability of Licensor and of every person, firm or corporation succeeding to all or substantially all of the business assets or good will of Licensor. Without limiting the foregoing, each of Licensor and Licensee further acknowledges and agrees that from and after receipt by Licensee of written notice of assignment from Licensor or Pharmacal and its assignee;

                  i. If so directed in writing by Licensor or Pharmacal, all royalties and other sums which are the subject matter of the assignment shall be paid to the assignee thereof at the place of payment designated in the notice; and

                  ii. The assignee shall have the sole right to exercise all rights, privileges or remedies (either in its own name or in the name of the Licensor or Pharmacal) which by the terms of this agreement or by applicable low are permitted or provided to be exercised by Licensor or Pharmacal. Licensee shall be entitled to rely on any notice of assignment given by Licensor or Pharmacal and its assignee without verifying the authority under which it is given.

        19.     Arbitration.   All claims, controversies and disputes arising
hereunder shall be resolved and settled by arbitration in the City and County of New York pursuant to the rules in force of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction.

        20. Notices. Every notice permitted or required under this agree-ment shall be in writing, and shall be deemed duly given when mailed by registered or certified mail to any party at the address set forth below, until such address is changed by the giving of notice thereof in like manner. All payments to be made to any party under this agreement shall be made at the addresses set forth below.

If to Licensor:          Coscelebre, Inc.
                         415 Madison Avenue
                         New York, New York 10017
                         Att:    Bruce Mishkin, Esq.

If to Pharmacal:         Alleghany Pharmacal Corporation
                         277 Northern Blvd.
                         Great Neck, N.Y. 11021
                         Att:    David Geller

If to Licensee:          MEM Company, Inc.
                         Northvale, New Jersey 07647
                         Att:    Robert Burch

        21. Applicable Law. Regardless of the place of execution and delivery at this agreement, this agreement shall be governed by and construed according to the laws of the State of New York.

        22. Waivers. The failure at either party to insist upon the strict performance of the terms, conditions and provisions of this agreement shall not be a waiver of future compliance or a waiver of any other provisions hereof. No waiver of either party of any provision hereof shall be deemed to have been made unless expressed in writing and signed by a duly authorized officer of such party.

        23. Entire Agreement. This agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no representations, warranties, covenants or undertakings other than those expressly set forth herein. No modifications of any of the terms of this agreement shall be valid unless expressed in writing and signed by a duly authorized officer.

        24. Further Documents and Actions. The parties shall execute and deliver any and all further documents and take any and all further actions which either of them may deem necessary or appropriate to effectuate the intents and purposes of this agreement.


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
        25. Paragraph Headings. The headings of the paragraphs herein are for the convenience of the parties only and are not to be considered part of this agreement in construing the same.

        26. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be considered an original.



        IN WITNESS HEREOF, the parties hove duly executed this agreement as of the date first above written.

                                         COSCELEBRE, INC.




                                         By:/s/ Fredrick Purcles
                                            ------------------------------


                                         MEM COMPANY, INC.





                                         By:/s/ Robert Burch
                                            ------------------------------
                                                Executive V.P.

CONSENTED AND AGREED TO:

ALLEGHANY PHARMACAL CORPORATION



By:/s/ David Geller
   --------------------------------

STATE OF NEW YORK        )
                         ss.:
COUNTY OF NEW YORK       )

         On the 14th day of July, 1987, before me personally came Fredrick Purcles to me known, who being by me sworn, did depose and say that he resides at No. 415 Madison Ave., NYC, that he is the President of Coscelebre, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                   /s/ Bruce L. Mishkin
                                                   ---------------------------
                                                          Notary Public

                                                        BRUCE L. MISHKIN
                                                Notary Public, State of New York
                                                         No. 31-797-1660
                                                  Qualified in New York County
                                                 Commission Expires May 31, 1988


STATE OF NEW YORK        )
                         ss. :
COUNTY OF NEW YORK       )

         On the 14th day of July, 1987, before me personally came Robert Birch to me known, who being by me sworn, did depose and say that he resides at Hanworth, New Jersey, that he is the Executive V. P. of MEM Company, Inc. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                   /s/ Bruce L. Mishkin
                                                   ---------------------------
                                                          Notary Public

                                                        BRUCE L. MISHKIN
                                                Notary Public, State of New York
                                                         No. 31-797-1660
                                                  Qualified in New York County
                                                 Commission Expires May 31, 1988



STATE OF NEW YORK        )
                         ss.:
COUNTY OF NEW YORK       )

         On the 14th day of July, 1987, before me personally came David Geller to me known, who being by me duly sworn did depose and say that he resides at No. 535 5th Ave., NY, NY 10017, that he is the President of Alleghany Pharmacal Corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                   /s/ Bruce L. Mishkin
                                                   ---------------------------
                                                          Notary Public

                                                        BRUCE L. MISHKIN
                                                Notary Public, State of New York
                                                         No. 31-797-1660
                                                  Qualified in New York County
                                                 Commission Expires May 31, 1988

                                                                   SCHEDULE A
                                                                   ----------


                    HEAVEN SENT REGISTRATIONS & APPLICATIONS
                    ----------------------------------------



                               APP. #        REG. #                REG./RENEWAL
COUNTRY            CLASS       & DATE        & DATE                  EXP. DATE
-------            -----       ------        ------                -------------
                                   (R) = Renewal in process

  CHILE                3                     308983
                                             7/9/45                 5/23/96

  COLOMBIA             3                     17949
                                             5/25/45                5/25/85(R)

  COSTA RICA           6                     10336                  8/27/87

  EL SALVADOR       85,86,125                14287
                                             11/29/60               11/29/86(R)

  GUATEMALA            3                     16957
                                             5/19/66                5/18/96

  HONDURAS             3                     15126                  6/7/88
                       5                     24973                  8/1/88

  INDONESIA            3                     146584                 6/10/90

  JAPAN                4                     732947                 2/10/87


  MEXICO               6                     New Application Filed in 1986


0 NICARAGUA            7                     New Application Filed in 1986

1 TRINIDAD &          48                     B10814                 7/25/92
    TOBAGO

2 USSR                 3                     65937                  1/8/89


                    HEAVEN SENT REGISTRATIONS & APPLICATIONS
                    ----------------------------------------



--------------------------------------------------------------------------------
                                   APP. #           REG. #          REG./RENEWAL
  COUNTRY             CLASS        & DATE           & DATE           EXP. DATE
--------------------------------------------------------------------------------

3  URUGUAY             10                          154056             5/31/89

4  IRELAND              3                          A09105
                                                   11/15/76           11/15/97

5  FRANCE               3                          1179617            6/30/91

6  NEW ZEALAND          3                          46611              7/8/97

7  AUSTRALIA            3                          A162257            9/6/95

8  INDIA                3        Oct.'78           341392

                                   SCHEDULE B


                                    Products




HEAVEN SENT


Eau de Parfum
EDP Spray (natural or fluorocarbon)
EDP Spray Flacon (natural or fluorocarbon)
EDP Spray Decanter (natural or fluorocarbon)
Bath Powder (Shaker)
Dusting Powder
Soap
Bath Oil Beads
Sachet
Pomander (ceramic container or other ceramic novelties)